Estimated Annual Amortization Expense for Intangible Assets (Detail) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2014
Expected Amortization Expense [Line Items]
2015	$ 3,303
2016	3,292
2017	3,283
2018	3,279
2019	3,279
Finite Lived Intangible Assets, Amortization Expense, Net, Total	$ 16,436